Exhibit 10.47

WAIVER AND AMENDMENT

TO

COMMON STOCK PURCHASE AGREEMENT

THIS WAIVER AND AMENDMENT TO THE COMMON STOCK PURCHASE AGREEMENT (this “Waiver and Amendment”) is made as of September 20, 2023, by and among Keystone Dental Holdings, Inc. (the “Company”), Accelmed Partners, L.P. (“Accelmed”), Nantahala Capital Management, LLC (“Nantahala”) and Migdal Insurance Company Ltd (“Migdal” and together with Accelmed and Nantahala, the “Required Holders”). Capitalized terms contained in this Waiver and Amendment, but not specifically defined in this Waiver and Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on August 31, 2021, the Company entered into the Common Stock Purchase Agreement by and among the Company and the investors listed on Exhibit A attached thereto (the “Original Agreement”);

WHEREAS, on August 16, 2023 the Company entered into that certain Business Combination Agreement (the “BCA”), by and among the Company, Capstone Dental Pubco, Inc. (“PubCo”), Capstone Merger Sub Ltd. (“Israeli Merger Sub”), Capstone Merger Sub Corp. (“U.S. Merger Sub” and, together with Israeli Merger Sub, “Merger Subs”), and Check-Cap Ltd. (“Check-Cap”);

WHEREAS, pursuant to the BCA, (i) Israeli Merger Sub will merge with and into Check-Cap, with Check-Cap surviving the merger as a direct, wholly owned subsidiary of PubCo, and (ii) U.S. Merger Sub will merge with and into the Company, with the Company surviving the merger as a direct, wholly owned subsidiary of PubCo; and

WHEREAS, the parties desire to amend the Original Agreement to reflect the waivers and amendments contemplated by this Waiver and Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.  Waiver and Amendment.

1.1.  Immediately prior to the closing of the transactions contemplated by the BCA (the “Closing”), each Purchaser shall be issued the number of Shares set forth opposite such Purchaser’s name on Exhibit A attached hereto (the “Additional Shares”). Upon the Closing, such Additional Shares shall be automatically converted into shares of common stock of PubCo on the same terms and conditions applicable to all other shares of common stock of Keystone.

1.2.  In consideration for the issuance of the Additional Shares, the Required Holders hereby agree that the Original Agreement shall be amended immediately prior to the Closing to delete Section 1.5, Section 1.6 and all references to such sections from the Original Agreement.

1.3.  The Required Holders hereby further agree that during the period commencing on the date hereof until the termination of the BCA, the provisions of Sections 1.5 and 1.6 of the Original Agreement shall be deemed waived. In the event of the termination of the BCA, the waiver set forth in this paragraph 1.3 shall terminate and be of no further force or effect.

2.  Miscellaneous Provisions.

2.1.  Successors. All the covenants and provisions of this Waiver and Amendment by or for the benefit of the Company or the Required Holders shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.  Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision hereof.

2.3.  Applicable Law. This Waiver and Amendment shall be governed by and construed and enforced in accordance with the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

2.4.  Counterparts. This Waiver and Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.  Effect of Headings. The section headings herein are for convenience only and are not part of this Waiver and Amendment and shall not affect the interpretation thereof.

2.6.  Entire Agreement. The Original Agreement, as modified by this Waiver and Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

Keystone Dental Holdings, Inc.

By:	/s/ Amnon Tamir
Name:	Amnon Tamir
Title:	CFO

Accelmed Partners, L.P.

By: Accelmed Partners (GP), L.P., its General Partner

By: Accelmed Partners Management Ltd., its Manager

By:	/s/ Uri Geiger, Managing Partner
Name:	Uri Geiger, Managing Partner
Title:

Nantahala Capital Management, LLC clients

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC
Its General Partner

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC
Its General Partner

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

NCP RFM LP

By: Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

BLACKWELL PARTNERS LLC - SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

NCP QR LP

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

SILVER CREEK CS SAV, L.L.C., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC
Its Investment Manager

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

NANTAHALA CAPITAL PARTNERS SI, LP

By: Nantahala Capital Management, LLC Its Investment Manager

By:	/s/ Daniel Mack
	Name:	Daniel Mack
	Title:	Manager

Migdal Insurance Company Ltd

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Waiver and Amendment to Common Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed as of the date first above written.

Keystone Dental Holdings, Inc.

By:
Name:
Title:

Accelmed Partners, L.P.

By: Accelmed Partners (GP), L.P., its General Partner

By: Accelmed Partners Management Ltd., its Manager

By:
Name:
Title:

Nantahala Capital Management, LLC

By:
Name:
Title:

Migdal Insurance Company Ltd

By:	/s/ Ronny Zakay
Name:	Ronny Zakay
Title:	Head of Alternatives

Migdal Insurance Company Ltd

By:
Name:	Erez Migdali
Title:	CIO

[Signature Page to Waiver and Amendment to Common Stock Purchase Agreement]

Migdal Educational Fund - General Track
by: its manager Migdal Makefet Pension and Provident Funds Ltd

By:	/s/ Ronny Zakay
Name:	Ronny Zakay
Title:	Head of Alternatives

By:
Name:	Erez Migdali
Title:	CIO

Migdal Provident Fund - Between 50 to 60 years old Track
by: its manager Migdal Makefet Pension and Provident Funds Ltd

By:	/s/ Ronny Zakay
Name:	Ronny Zakay
Title:	Head of Alternatives

By:
Name:	Erez Migdali
Title:	CIO

Makefet Ishit
by: its manager Migdal Makefet Pension and Provident Funds Ltd

By:	/s/ Ronny Zakay
Name:	Ronny Zakay
Title:	Head of Alternatives

By:
Name:	Erez Migdali
Title:	CIO

[Signature Page to Waiver and Amendment to Common Stock Purchase Agreement]

Exhibit A

Name of Purchaser	Number of Additional Shares
Accelmed Partners, L.P.	93,142
Nantahala Capital Partners II Limited Partnership	15,910
Nantahala Capital Partners Limited Partnership	7,606
Nantahala Capital Partners SI, LP	208,798
NCP QR LP	10,086
NCP RFM LP	8,998
Silver Creek CS SAV, L.L.C.	4,763
Blackwell Partners LLC – Series A	23,266
Migdal Insurance Company LTD.	83,220
Migdal Educational Fund – General Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	12,544
Migdal Provident Fund – Between 50 to 60 years old Track (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	1,560
Makefet Ishit (acting by its manager, Migdal Makefet Pension and Provident Funds Ltd.)	33,066